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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 5, 1999




                          REPUBLIC NEW YORK CORPORATION
             (Exact name of registrant as specified in its charter)




         Maryland                       1-7436                  13-2764867
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



 452 Fifth Avenue, New York, New York                     10018
(Address of principal executive offices)                (Zip Code)



       Registrant's telephone number, including area code: (212) 525-6100

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ITEM 5.  OTHER EVENTS

         Republic New York Corporation is hereby filing the document listed under Item 7 below. Such document is hereby incorporated herein by reference in this Current Report on Form 8-K and a copy of the same is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
               INFORMATION AND EXHIBITS.

     c.  Exhibits

         99 Press Release dated July 21, 1999, with attached financial statements, Announcing Results for the Second Quarter and Six Month Periods Ended June 30, 1999.


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                                    SIGNATURE


         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           REPUBLIC NEW YORK CORPORATION


                                    By:    /s/ William F. Rosenblum, Jr.
                                          ------------------------------
                                               William F. Rosenblum, Jr.
                                               Senior Vice President


Date:  August 5, 1999